Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 16 — INCOME TAXES

No income tax expense was recorded by the Company for the years ended December 31, 2023, and 2022. The Company’s federal statutory rate and state and provisional statutory rate was 15% and 12%, respectively. A reconciliation of the provision for income taxes to the income taxes at that statutory rate is as follows:

	For the Years Ended
	December 31, 2023	December 31, 2022
Federal tax benefit at statutory rate	$(2,065,000)	$(1,811,000)
State and provisional tax benefit at statutory rate	(1,652,000)	(1,449,000)
Tax effect of:
Permanent differences and others	1,299,000	214,000
Change in valuation allowance	2,418,000	3,046,000
Income tax recovery	$—	$—

The significant components of deferred tax assets and liabilities are as follows:

	For the Years Ended
	December 31, 2023	December 31, 2022
Deferred income tax assets:
Non-capital losses carried forward	$11,055,000	$8,823,000
Depreciation and amortization	157,000	135,000
Share issuance costs	357,000	194,000
Property and equipment	1,000	—
Total deferred tax assets	11,570,000	9,152,000
Valuation allowance	(11,570,000)	(9,152,000)
Net deferred tax asset	$—	$—

Realization of deferred tax assets is dependent upon future taxable income, if any. The Company established a valuation allowance to offset deferred tax assets as of December 31, 2023, and 2022 due to the uncertainty in the amount and timing of the realization of future tax benefits from its net operating loss carryforwards and other deferred tax assets.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the annual limitation may result in the expiration of net operating losses and credits before utilization. The Company performed a Section 382 analysis through December 31, 2023. The Company has experienced ownership changes in the current year. The ownership change will not result in a limitation that will materially reduce the total amount of net operating loss carryforwards and credits that can be utilized. Subsequent ownership changes may affect the limitation in future years.

At December 31, 2023, the Company had, for Canadian tax purposes, non-capital losses aggregating approximately $40,184,000. These losses are available to reduce taxable income earned by ACI and ACI Canada in future years and expire between 2035 and 2043. Additionally, as of December 31, 2022, the Company had, for United States of America tax purposes, non-capital losses aggregating approximately $974,000. These losses are available to reduce taxable income earned by the ACI USA in future years and expire in 2043.

The Company files income tax returns in the United States federal jurisdiction, the State of Florida, and Canada. The Company is not currently under examination by income tax authorities in federal, state, or other jurisdictions. The Company’s tax returns remain open for examination for all years.